UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                   ------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  July 26, 2001

                                   VIACOM INC.
                   ------------------------------------------
                          (Exact name of registrant as
                            specified in its charter)


               Delaware           1-9553                 04-2949533
             -----------          -------               ------------
           (State or other       Commission            (IRS Employer
             jurisdiction        File Number            Identification
          of incorporation)                                Number)


                        1515 Broadway, New York, NY 10036
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (212) 258-6000
                                ----------------
              (Registrant's telephone number, including area code)





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Item 5.  Other Events
         ------------

         On July 26, 2001, the Registrant issued earnings information for the second quarter and six months ending June 30, 2001. Earnings information is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety.

Item 7. Financial Statements, Pro Forma Financial
        Information and Exhibits
        ------------------------------------------
         (c) Exhibits

               Exhibit No.

               99.1 Earnings information issued by the Registrant on July 26, 2001, for the second quarter and six months ending June 30, 2001, is filed as Exhibit 99.1 to this Report.



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                                                                  SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               VIACOM INC.
                                               (Registrant)


                                               By:  /s/ Michael D. Fricklas
                                                  --------------------------
                                                   Michael D. Fricklas
                                                   Executive Vice President,
                                                    General Counsel
                                                    and Secretary




Date:  July 27, 2001

                                  EXHIBIT INDEX



                  Exhibit No.

                  99.1 Earnings information issued by the Registrant on July 26, 2001, for the second quarter and six months ended June 30, 2001.






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